Exhibit 10.14

EXECUTION VERSION

THIRD AMENDMENT TO AMENDED AND RESTATED REGISTRATION RIGHTS AND LOCK-UP AGREEMENT

This Third Amendment (this “Amendment”), dated as of January 31, 2023, by and among Nuburu, Inc., a Delaware corporation f/k/a Tailwind Acquisition Corp. (the “Company”), and the other signatories hereto (together with the Company, the “Parties”), is to that certain Amended and Restated Registration Rights and Lock-Up Agreement, dated as of August 5, 2022 (as amended by the Amendment to Amended and Restated Registration Rights and Lock-Up Agreement dated November 22, 2022 and the Second Amendment to Amended and Restated Registration Rights and Lock-Up Agreement dated January 31, 2023, the “Registration Rights Agreement”), by and among the Company and the Holders (as defined therein). Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Registration Rights Agreement.

RECITALS

WHEREAS, Section 8.12 of the Registration Rights Agreement provides that the Registration Rights Agreement may be amended following the Effective Time only by an agreement in writing signed by the Company and the Holders holding at least a majority in interest of the then-outstanding number of Registrable Securities held by all Holders (provided the Holders or their Permitted Transferees hold Registrable Securities at the time of such amendment) (the “Requisite Threshold”);

WHEREAS, the undersigned constitute the Requisite Threshold; and

WHEREAS, each of the Parties desires to amend, and does hereby amend, the Registration Rights Agreement to add Cohen & Company Capital Markets (“CCM”), a division of J.V.B. Financial Group, LLC, as a Party to the Registration Rights Agreement, and to make such other amendments as are set forth in this Amendment to be effective as of immediately following the Effective Time.

NOW, THEREFORE, in consideration of the foregoing recitals, the agreements set forth in this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, hereby agree as follows:

1.

Timing of Effectiveness of Amendment. This Amendment is subject to and conditioned upon the occurrence of the Effective Time and the transfer by the Original Holder or its affiliates to CCM at or immediately following the Effective Time of 50,000 shares of common stock, par value $0.0001 per share, of the Company, and shall be effective only as of immediately following the Effective Time and such transfer.

2.	Amendments to the Registration Rights Agreement.

(a) The defined term “Lock-up Period” in Section 1.1 of the Registration Rights Agreement is hereby amended by adding a new subsection as follows:

“(d) For the CCM Holder, the period beginning on the Closing Date and ending on the earlier of:

(i) September 30, 2023, or

(ii) such date on which the Company completes a liquidation, merger, stock exchange or other similar transaction that results in all of the Company’s stockholders having the right to exchange their shares of Common Stock for cash, securities or other property.”

(b) The defined term “New Holders” in Section 1.1 of the Registration Rights Agreement is hereby amended and restated in its entirety to read as follows:

““New Holders” shall mean (i) the Anzu Holders, (ii) the Founder Holders, (iii) the Nuburu Holders, (iv) with respect to the definition of “Registrable Security”, “Registrable Securities” and Section 2.1, Section 2.3.1 through 2.3.4, Section 3.2, Section 3.3, Article IV, Article VI and Article VIII only, the Convertible Note Holders and the Warrantholders, and (v) with respect to the definition of “Registrable Security”, “Registrable Securities” and Section 2.1, Section 2.3.1 through 2.3.4, Section 3.2 through Section 3.6, Article IV, Article V, Article VI and Article VIII only, the Periscope Holder and the CCM Holder.”

(c) Section 1.1 of the Registration Rights Agreement is hereby amended by adding the following definition:

“CCM Holder” shall mean Cohen & Company Capital Markets, a division of J.V.B. Financial Group, LLC.

(d) The defined term “Restricted Securities” in Section 1.1 of the Registration Rights Agreement is hereby amended and restated in its entirety to read as follows:

““Restricted Securities” shall mean with respect to a Holder and its respective Permitted Transferees:

(A) any Common Stock to be issued to such Holder at the Effective Time as merger consideration pursuant to the Business Combination Agreement (including any Common Stock to be issued to such Holder as a result of any exercise of any Nuburu options prior to the Effective Time);

(B) any Common Stock to be issued to such Holder pursuant to the settlement or exercise of any Exchanged Option or Exchanged RSU held by such Holder at or immediately following the Effective Time;

(C) any Common Stock to be issued to such Holder pursuant to any SPAC Warrant held by such Holder at or immediately following the Effective Time;

(D) any Common Stock to be issued to such Holder as a result of any conversion of any New SPAC Series A Preferred that was acquired by such Holder pursuant to the Company’s exercise of the Option (as such term is defined in the Sale Option Agreement); and

(E) any Common Stock transferred by the Original Holder or its affiliates to the Periscope Holder or the CCM Holder at or immediately following the Effective Time.

Notwithstanding the foregoing, any Common Stock to be issued pursuant to a Convertible Note or issued pursuant to the exercise or deemed exercise of any Company Warrant shall not be “Restricted Securities.”

(a) Section 5.1.2 of the Registration Rights Agreement is hereby amended and restated in its entirety as follows:

5.1.2 Notwithstanding the foregoing subsection 5.1.1, (i) a Holder may Transfer any shares of Converted Common Stock beneficially owned or owned of record by such Holder at any time if the sale price of the Converted Common Stock at which the Transfer occurs (x) exceeds the 10-day VWAP per share of Common Stock, and (y) exceeds $5.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like), (ii) an Anzu Holder may at any time Transfer any shares of

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Common Stock received by such Holder at the Effective Time as Aggregate Common Stock Merger Consideration that are beneficially owned or owned of record by such Holder if the sale price of the Common Stock at which the Transfer occurs (A) exceeds the 10-day VWAP per share of Common Stock, and (B) exceeds $5.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like), provided that no such Transfer shall be permitted until the day that is five (5) Business Days following the Closing Date (each such Transfer by an Anzu Holder pursuant to the foregoing (ii), a “Permitted Transfer”), and (iii) a CCM Holder may at any time Transfer any shares of Common Stock that are beneficially owned or owned of record by such Holder if the sale price of the Common Stock at which the Transfer occurs (x) equals or exceeds the VWAP per share of Common Stock for the previous Trading Day, and (y) exceeds $5.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like); provided, however, that any such Transfer(s) by the CCM Holder may not exceed more than 20% of the traded volume on the date of Transfer.

3.

References to the Registration Rights Agreement. After giving effect to this Amendment, unless the context otherwise requires, each reference in the Registration Rights Agreement to “this Agreement,” “hereof,” “hereunder,” “herein,” or words of like import referring to the Registration Rights Agreement shall refer to the Registration Rights Agreement as amended by this Amendment. Except as specifically set forth above, the Registration Rights Agreement shall remain unaltered and in full force and effect and the respective terms, conditions or covenants thereof are hereby in all respects ratified and confirmed. Upon the execution and delivery of this Amendment by the parties hereto, (a) this Amendment shall become effective as of immediately following the Effective Time, and (b) this Amendment shall be incorporated in, and become a part of, the Registration Rights Agreement as set forth herein for all purposes of the Registration Rights Agreement.

4.

Other Miscellaneous Provisions. Sections 8.1, 8.2, 8.3, 8.4, 8.5, 8.6, 8.7, 8.8, 8.12, 8.13 and 8.15 of the Registration Rights Agreement shall apply to this Amendment as if set forth herein, mutatis mutandis.

[Signatures Follow]

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IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed as of the date first written above.

COMPANY:

NUBURU, INC.

By:	/s/ Mark Zediker
Name:	Mark Zediker
Title:	CEO

ORIGINAL HOLDER:

TAILWIND SPONSOR LLC

By:	/s/ Philip Krim
Name:	Philip Krim
Title:	Manager

[Signature Page to Third Amendment to Amended and Restated Registration Rights and Lock-Up Agreement]

FOUNDER HOLDERS:

/s/ Mark Zediker
MARK ZEDIKER /s/ Jean-Michel Pelaprat
JEAN-MICHEL PELAPRAT /s/ Guy Gilliland
GUY GILLILAND /s/ Mark Mills
MARK MILLS

[Signature Page to Third Amendment to Amended and Restated Registration Rights and Lock-Up Agreement]

NUBURU HOLDERS: BLUE LASER LLC

By:	/s/ Curtis Maas
Print Name:	Curtis Maas
Title:	Manager

GRAPHA-HOLDINGS AG

By:	/s/ Stephan Wintsch
Print Name:	Stephan Wintsch
Title:	CEO

THE THOMAS J. WILSON REVOCABLE TRUST U/A/D MARCH 13, 2015

By:	/s/ Thomas Wilson
Print Name:	Thomas Wilson
Title:	Trustee

WILSON-GARLING 2020 FAMILY TRUST UAD 9/20/20

By:	/s/ Jill Garling
Print Name:	Jill Garling
Title:	Trustee

W-G INVESTMENTS LLC

By:	/s/ Thomas Wilson
Print Name:	Thomas Wilson
Title:	Manager

BRIAN FAIRCLOTH

/s/ Brian Faircloth

BRIAN KNALEY

/s/ Brian Knaley

RON NICOL

/s/ Ron Nicol

[Signature Page to Third Amendment to Amended and Restated Registration Rights and Lock-Up Agreement]

ANZU HOLDERS: ANZU PARTNERS LLC

By:	/s/ David Seldin
Print Name:	David Seldin
Title:	Manager

ANZU NUBURU LLC

By:	/s/ David Seldin
Print Name:	David Seldin
Title:	Manager

ANZU NUBURU II LLC

By:	/s/ David Seldin
Print Name:	David Seldin
Title:	Manager

ANZU NUBURU III LLC

By:	/s/ David Seldin
Print Name:	David Seldin
Title:	Manager

ANZU NUBURU V LLC

By:	/s/ David Seldin
Print Name:	David Seldin
Title:	Manager

WHITNEY HARING-SMITH

/s/ Whitney Haring-Smith

DAVID MICHAEL

/s/ David Michael

DAVID SELDIN

/s/ David Seldin

[Signature Page to Third Amendment to Amended and Restated Registration Rights and Lock-Up Agreement]

PERISCOPE HOLDER: NAUTILUS MASTER FUND, L.P., by its investment advisor Periscope Capital INC.

By:	/s/ Lisa Shostack
Print Name:	Lisa Shostack
Title:	General Counsel

[Signature Page to Third Amendment to Amended and Restated Registration Rights and Lock-Up Agreement]

CCM HOLDER: COHEN & COMPANY CAPITAL MARKETS By: J.V.B. Financial Group, LLC

By: /s/ Stephan Burklin
Print Name: Stephan Burklin
Title: Chief Operating Officer J.V.B. Financial Group, LLC

[Signature Page to Third Amendment to Amended and Restated Registration Rights and Lock-Up Agreement]